UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 25, 2012

KIT DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34437	11-3447894
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

26 West 17th Street, 2nd Floor
New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +1 (646) 553-4845

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

KIT digital, Inc. (the “Company”)

May 25, 2012

Item 8.01 Other Events.

On May 25, 2012, a putative securities class action complaint was filed against the Company, Kaleil Isaza Tuzman, Robin Smyth and Gavin Campion for an alleged class period of November 8, 2011 through May 3, 2012 alleging violations of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder, and alleging that the individuals are also liable under Section 20 of the Securities Exchange Act of 1934 for purported control person liability. The action was filed in the United States District Court for the Southern District of New York. The Company has not yet been served with any complaint and has not yet analyzed the allegations. The allegations appear to relate to disclosures made by the Company pertaining to integration of acquired businesses and other disclosures pertaining to the operations and financial condition of the Company. The Company intends to vigorously defend itself against these claims.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

Date: June 1, 2012	By:	/s/ Barak Bar-Cohen
Barak Bar-Cohen
Chief Executive Officer